Exhibit 99.1
                                         AIRCRAFT FINANCE TRUST
                                   ASSET BACKED NOTES, SERIES 1999-1
                                     MONTHLY REPORT TO NOTEHOLDERS
                           All amounts in US dollars unless otherwise stated

Payment Date              15th of each month
Convention                Modified Following Business Day

Current Payment Date           May 15, 2002
Current Calculation Date       May 9, 2002


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1. Account Activity Summary between Calculation Dates
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                                      Prior                                                  Balance on
                                    Balance           Deposits       Withdrawals       Calculation Date

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Expense Account               18,405,991.11       2,400,651.08     (1,637,092.10)         19,169,550.09
Collection Account            61,641,114.56      10,387,981.77     (9,641,114.56)         62,387,981.77
Lessee Funded Account         11,070,551.85           8,023.83        (50,000.00)         11,028,575.68
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Total                         91,117,657.52      12,796,656.68    (11,328,206.66)         92,586,107.54
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2. Analysis of Expenses Account Activity
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Opening Balance on Previous Calculation Date                                              18,405,991.11
Transfer from Collection Account on Previous Payment Date                                  2,400,651.08
Interim Transfer from (to) Collection Account                                                         -
Payments on Previous Payment Date                                                           (358,563.60)
Interim payments                                                                          (1,278,528.50)
Other                                                                                                 -
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Balance on Current Calculation Date                                                       19,169,550.09
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3. Analysis of Collection Account Activity
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Opening Balance on Previous Calculation Date                                              61,641,114.56
Collections during period
 - lease rentals                                                                           9,123,982.68
 - maintenance reserves                                                                    1,056,655.27
 - other                                                                                      38,857.74
 - interest income                                                                           168,486.08
Drawings under Credit or Liquidity Enhancement Facilities                                             -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                                -
Transfer to Expense Account on previous Payment Date                                      (2,400,651.08)
Net Swap receipts (payments) on previous Payment Date                                     (2,453,902.78)
Net Transfers from (to) Lessee Funded Accounts                                                        -
Aggregate Note Payments on previous Payment Date                                          (4,786,560.70)
Interim Transfer from (to) Expense Account                                                            -
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Balance on Current Calculation Date                                                       62,387,981.77
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Net Transfers pursuant to Section 3.07 of the Trust Indenture                                         -
                                                                                 -----------------------
Available Collections                                                                     62,387,981.77
                                                                                 -----------------------

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3. Analysis of Collection Account Activity (Continued)
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Analysis of Current Payment Date Distributions

(i)        Required Expense Amount                                                         1,023,533.99
(ii)       (a)  Class A Interest but excluding Step-up/Additional Interest                 1,518,661.14
           (b)  Swap Payments other than subordinated swap payments                        2,521,500.00
(iii)      Repayment of Primary Eligible Credit Facilities                                            -
(iv)       First Collection Account top-up                                                33,000,000.00
(v)        Class A Minimum principal payment                                                          -
(vi)       Class B Interest                                                                  298,732.31
(vii)      Repayment of Secondary Eligible Credit Facilities                                          -
(viii)     Second collection account top-up                                               10,000,000.00
(ix)       Class B Minimum principal payment                                                          -
(x)        Class C Interest                                                                  706,666.67
(xi)       Repayment of Tertiary Eligible Credit Facilities                                           -
(xii)      Third Collection Account top-up                                                 5,000,000.00
(xiii)     Class A Supplemental principal                                                             -
(xiv)      Class B Supplemental principal                                                             -
(xv)       Class C Minimum principal payment                                               2,314,157.55
(xvi)      Class D Interest                                                                  586,666.67
(xvii)     Repayment of Subordinate Eligible Credit Facilities                                        -
(xviii)    Fourth Collection Account top-up                                                4,000,000.00
(xix)      Class D Minimum principal payment                                                          -
(xx)       Expense Accrual                                                                 1,290,569.50
(xxi)      Additional and Step-up Interest
           (a)  Additional Interest                                                                   -
           (b)  Maturity Step-up Interest                                                             -
           (c)  Registration Step-up Interest                                                         -
(xxii)     Class A Scheduled principal                                                       127,493.94
(xxiii)    Class B Scheduled principal                                                                -
(xxiv)     Class C Scheduled principal                                                                -
(xxv)      Class D Scheduled principal                                                                -
(xxvi)     Reimbursement of Beneficial Interest Cure Payments                                         -
(xxvii)    Sale Premium
           (a)  Class C                                                                               -
           (b)  Class D                                                                               -
(xxviii)   Expense Account for Modification Accruals and Refinancing Payments                         -
(xxix)     Class A Outstanding Principal Balance                                                      -
(xxx)      Class B Outstanding Principal Balance                                                      -
(xxxi)     Class C Outstanding Principal Balance                                                      -
(xxxii)    Class D Outstanding Principal Balance                                                      -
(xxxiii)   Subordinated Swap Payments                                                                 -
(xxxiv)    Additional Servicing Obligations                                                           -
(xxxv)     Remainder to Beneficial Interest                                                           -
                                                                                 -----------------------
                                                                                          62,387,981.77



Analysis of Liquidity Reserve Amount

First Collection Account Top-up                  33,000,000.00
Second Collection Account Top-up                 10,000,000.00
Third Collection Account Top-up                   5,000,000.00
Fourth Collection Account Top-up                  4,000,000.00
                                            -------------------
  Total Liquidity Reserve Amount                 52,000,000.00                           (52,000,000.00)

             Total Payments with respect to Payment Date
                                                                                 -----------------------
             less Collection Account Top Ups (iv), (viii), (xii), and (xviii) above       10,387,981.77
                                                                                 -----------------------


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4. Payments on the Notes by Subclass
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                                                      Subclass          Subclass                  Class
(a) Floating Rate Notes                                    A-1               A-2                      B
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Applicable LIBOR                                      1.86000%          1.86000%               1.86000%
Applicable Margin                                     0.48000%          0.50000%               1.15000%
Applicable Interest Rate                              2.34000%          2.36000%               3.01000%
Actual Number of Days                                       30                30                     30
Interest Amount Paid                                999,375.00        519,286.14             298,732.31
Additional Interest Paid                                     -                 -                      -
Maturity Step-up Interest Amount Paid                        -                 -                      -
Registration Step-up Interest Amount Paid                    -                 -                      -
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Total Interest Paid                                 999,375.00        519,286.14             298,732.31
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Expected Final Payment Date                       May 15, 2004     June 15, 2008           May 15, 2016
Excess Amortization Date                          May 15, 2004     June 15, 1999          June 15, 1999

Original Balance                                512,500,000.00    400,000,000.00         126,500,000.00
Opening Outstanding Principal Balance           512,500,000.00    264,043,799.07         119,095,937.52
Total Principal Distribution Amount                          -        127,493.94                      -
Redemption Amount:
  Amount allocable to principal                              -                 -                      -
  Amount allocable to premium                                -                 -                      -
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Closing Outstanding Principal Balance           512,500,000.00    263,916,305.13         119,095,937.52
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                                                         Class             Class
(b) Fixed Rate Notes                                         C                 D
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Applicable Interest Rate                                 8.00%            11.00%
Number of Days                                              30                30
Interest Amount Payable                             706,666.67        586,666.67
Additional Interest Paid                                     -                 -
Registration Step-up Interest Amount Paid                    -                 -
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Total Interest Paid                                 706,666.67        586,666.67
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Expected Final Payment Date                      July 15, 2016   August 15, 2016
Excess Amortization Date                         July 15, 2016      May 15, 2009

Original Balance                                106,000,000.00     64,000,000.00
Opening Outstanding Principal Balance           106,000,000.00     64,000,000.00
Total Principal Distribution Amount               2,314,157.55                 -


Redemption Amount:
 Amount allocable to principal                               -                 -
 Amount allocable to premium                                 -                 -
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Closing Outstanding Principal Balance           103,685,842.45     64,000,000.00
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5. Floating Rate Note information for next Interest Accrual Period
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Next Payment Date                                June 17, 2002
Next Calculation Date                            June 11, 2002
Reference Date                                    May 13, 2002

                                                      Subclass          Subclass                  Class
                                                           A-1               A-2                      B
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Applicable LIBOR                                      1.84000%          1.84000%               1.84000%
Applicable Margin                                     0.48000%          0.50000%               1.15000%
Applicable Interest Rate                              2.32000%          2.34000%               2.99000%

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6. Payments per $100,000 Initial Outstanding Principal Balance of Notes
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                                                      Subclass          Subclass                  Class
(a) Floating Rate Notes                                    A-1               A-2                      B
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Opening Outstanding Principal Balance               100,000.00         66,010.95              94,146.98
Total Principal Payments                                     -             31.87                      -
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Closing Outstanding Principal Balance               100,000.00         65,979.08              94,146.98

Total Interest                                          195.00            129.82                 236.15
Total Premium                                                -                 -                      -
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                                                         Class             Class
(b) Fixed Rate Notes                                         C                 D
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Opening Outstanding Principal Balance               100,000.00        100,000.00
Total Principal Payments                              2,183.17                 -
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Closing Outstanding Principal Balance                97,816.83        100,000.00

Total Interest                                          666.67            916.67
Total Premium                                                -                 -
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Swap Payments to be made on the current Payment Date are included in the 'Analysis of Current Payment Date Distributions'. Swap Receipts to be received on the current Payment Date are considered a Collection and are included in the next Collection Period. The amount of Swap Receipts to be received on the
current Payment Date are as follows:    -